UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2007

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.01.	Entry into a Material Definitive Agreement.

On November 5, 2007, the registrant entered into an amendment to the Exclusive License of Technology Agreement (the “Agreement”) dated October 14, 2005 and previously amended on October 19, 2006, between the registrant and ISIS Innovation Limited (“ISIS”), a wholly owned subsidiary of the University of Oxford. Pursuant to the current amendment, in exchange for an upfront payment by the registrant, a right to a milestone fee upon completion of a specified event, and royalty payments on sales, ISIS has agreed to expand the licensed territory to include Japan, Australia, and Hong Kong, excluding in the case of Hong Kong the field of gender determination for social or lifestyle purposes.

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Date: November 8, 2007	By:	/s/ Clarke Neumann
Clarke Neumann
Vice President and General Counsel

3.